UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

New Asia Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We are pleased to report your fund’s excellent results for the six months ended April 30, 2010. Most Asian stock markets posted double-digit gains since October 2009, although Chinese stocks significantly lagged returns elsewhere in the region. Our analysts remain focused on bottom-up stock selection, which was an especially strong contributor to our favorable results versus the benchmark index. As always, we look to buy and hold the best growth stocks in Asia—a strategy that performed well during the reporting period.

Your fund posted strong returns as Asian stock markets rallied in the past six months. As shown in the table, results for the New Asia Fund surpassed the MSCI All Country Asia ex Japan Index, our primary benchmark, and its Lipper peer group average by a wide margin. Our holdings in every sector advanced. Over the past six months, consumer staples, consumer discretionary, and information technology were the fund’s best-performing sectors. As has been the case for several years, we remained overweight in China and India, accounting for about 55% of the fund at the end of the reporting period. Although the Chinese market generated modest returns compared with the rest of the region, good stock selection across our holdings in the country provided solid contributions to the portfolio’s absolute and relative performance.

The New Asia Fund’s results continue to shine relative to those of its broad market benchmark and competitor funds over short- and long-term periods, as shown in the Growth of $10,000 chart on page 12. Lipper ranked the fund best in its category for the three-year period ended April 30, 2010. (Based on cumulative total return, Lipper ranked the New Asia Fund 3 out of 54, 1 out of 39, 3 out of 35, and 6 out of 28 funds in the Pacific ex-Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2010, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The region produced somewhat disparate returns across its largest constituents over the last six months. The period was characterized by heightened volatility. Markets drifted to lows in February before rallying sharply as risk appetite and confidence in emerging markets returned. China, the largest allocation in the benchmark, was essentially flat for the period, while India, the fourth-biggest position in the benchmark, returned nearly 20%. Asian markets were weak in the early months of 2010 due to concerns about China’s tighter monetary policy and the weakness of the U.S. economic recovery. However, at the end of the period, South Korea (the second largest within the benchmark) was a strong performer as confidence in the global economic recovery benefited all Asian markets—especially export-oriented economies.

One survey indicated that during the first three months of the year, Chinese manufacturing activity increased at the fastest rate since 2004. Smaller markets such as Indonesia—bolstered by an inflow of funds after an upgrade to its sovereign debt rating—the Philippines, and Thailand also posted strong gains. The Indian market benefited thanks to the country’s robust economic growth, which helped push the rupee to its highest level since September 2008. The weakest market was China, where modest returns for the last six months reflected concern among investors that the economy could overheat.

The government appears to think so. It has projected growth to run around 11% and has put the brakes on some forms of lending to curb speculation. We think growth rates will be 8% to 9%, a sustainable long-term rate, and that the fears are somewhat overstated. What’s more, the country’s long-term growth story remains intact.

PORTFOLIO REVIEW

India
India’s stock market was especially strong, continuing the rally that began in early 2009. Our large overweight to one of the best-performing markets in the region helped results. Stock selection was also good, led by our large position in the country’s second-largest motorcycle company, Bajaj Auto. The company benefited from stronger consumer spending, a successful product launch, and market share gains that contributed to strong earnings and profit margins. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the fund.)

Our current exposure in Indian stocks is more than double the allocation in the MSCI All Country Asia ex Japan Index. Renewed investor confidence in economic growth helped stocks in capital-intensive segments—including our large holdings in the industrials and business services sector. Container Corporation of India was among our best performers in the past six months, as was industrial conglomerate Jaiprakash Associates. We favor companies that can take market share in the transportation- and infrastructure-related segments.

Mundra Port and GMR Infrastructure were other top contributors. Infrastructure-related companies were strong performers in the reporting period, driven by a combination of higher projected government spending and the companies’ ability to raise lower-cost capital. India relies on foreign investments to support its growth, and many companies have been able to raise money through qualified institutional placements and public offerings, providing them with the resources to meet long-term capital requirements. However, we have trimmed several holdings over the past year because the magnitude of the runup (+84%) caused us to become somewhat cautious.

We eliminated our longtime and highly profitable position in DLF Limited. DLF is likely to emerge as a winner in the commercial development space over time, but the shares have soared, and we fear earnings could remain under pressure over the intermediate term. It was not all about selling in India during the period; we established sizable new positions in Infosys Technologies, a leading information technology offshore services company, and ITC, the largest cigarette manufacturer in India.

Very few Indian stocks lost ground over the past six months. The largest detractor was Educomp Solutions, a globally diversified education solutions provider and the largest education company in the country. Although the company reported solid revenue and earnings gains in its fiscal year ended March 31, 2010, the stock declined in part due to a misunderstanding about a change in accounting policy. Shree Renuka Sugars was our only other Indian holding to decline during the past six months. We trimmed the position after the company posted strong gains in the prior six-month period. Falling sugar prices have hurt the company’s profit margins.

China
We trimmed our Chinese equities exposure to 28% of assets from 32% six months ago, particularly in areas that were likely to suffer from the government’s actions to withdraw stimulus from the economy. We believe that, over the long term, China’s stocks will generate strong returns for patient investors. However, there are several factors that could hurt short- and intermediate-term performance. Most important is the government’s stance on monetary policy. China has been extremely accommodative in an effort to maintain its high economic growth rate. In 2009, the country’s gross domestic product (GDP) expanded by 8.7%, and in the first quarter of 2010, GDP widened by 11.9%. This rapid growth caused inflation to spike to 2.8% in April, the highest reading on consumer inflation in more than a year and a half. Tighter monetary policy will undoubtedly slow the economic growth rate, but Premier Wen Jiabao has cautioned that his country faces serious challenges in balancing economic growth and tightening monetary policy.

We believe that concerns about overinvestment in Chinese real estate are largely unfounded. China is building for the future, and with so much liquidity in the system and few avenues for investment, it is not surprising that speculation has become a problem in some of the country’s largest cities. Authorities have acted to curb this speculation with a series of measures to make buying investment property less attractive. These measures have been successful so far and real estate has underperformed as a result. We are pleased to report that your fund has been underweight in this sector, and it benefited our relative performance. That said, we continue to monitor company fundamentals closely, and we may decide to selectively add to high-quality property companies that now trade at extremely cheap valuations.

As China transforms from an export- and investment-led economy to one that is more balanced in terms of consumption, there will certainly be additional periods of stress. However, we believe this transition is needed to move China toward a more sustainable, higher-quality, and long-term growth path.

Although we reduced our allocation in China, we still have a modest overweight versus the MSCI index. However, stock selection was the largest factor in our outperformance over the past six months. We favor companies with exposure to the strong consumer, such as insurance, Internet, and retailing. Our largest holdings include Tencent and Xinao Gas. Tencent operates the country’s most popular Internet messaging service. Online advertising is starting to recover, and Tencent should benefit. Xinao Gas, our best-performing Chinese holding, is the country’s leading gas utility. The company continues to benefit from its early entry into the market, solid execution, and strong relationships with several gas suppliers. We think that the large and growing demand for gas is a multiyear growth opportunity.

Among our other large holdings, consumer staples generated solid gains thanks to the strong results posted by Hengan International in the personal products industry, China Yurun Food and Want Want China Holdings in the food products category, and Wumart Stores among our food retailers. Chinese consumption should be able to grow at a much higher rate than GDP.

Within the information technology sector (20.3% of portfolio assets)—the portfolio’s largest sector thanks to several significant additions—we like the prospects for our Internet-related holdings. China now has more Internet users than the U.S., and penetration levels are expanding. The online companies should benefit from this trend. We think our Internet-related holdings are a good long-term way to add consumer exposure. Baidu and previously mentioned Tencent were good contributors. Ctrip.com International, a discount hotel reservations, airline tickets, and package tours provider, also posted strong revenues and earnings gains over the last six months in part because of the improving consumer spending environment. However, Sina and Alibaba.com were poor performers. Sina, one of China’s leading media companies, posted lower-than-expected results in the fourth quarter. It has been a lagging performer in sympathy with the stock market weakness. We feel the company will post much better revenues and income when the advertising environment improves. Alibaba.com is China’s largest online commerce site. We believe it will continue to expand its revenue-generating services as it becomes a global operator.

Overall, the portfolio benefited from its significant underweight in financials. Although it was the weakest sector during the period, it was the portfolio’s best relative performance contributor. We recorded good gains on the China Pacific Insurance initial public offering on the Hong Kong exchange. We subscribed because the company’s valuation seemed attractive, and we believe the restructured company can generate good growth. Additionally, the insurer’s management team appears to be the strongest among its peers. However, we were disappointed with the steep losses posted by Kerry Properties (Hong Kong), which develops and manages commercial and residential properties throughout Asia, and China Citic Bank, which fell after its was downgraded along with several other Chinese banks. We still think both companies have good long-term prospects and their valuations are attractive.

STRATEGY REVIEW AND THE REST OF ASIA

As always, we are looking for the best growth companies in the fastest-growing markets. Recently, however, we uncovered value in the more mature export-driven economies of South Korea (14% of the portfolio on April 30, 2010, up from 9% six months ago) and Taiwan (8% up from 5%). We are finding companies that are performing well within their domestic markets and are benefiting from the global economic recovery and expanding their market share abroad. Many of these companies’ lagged the recovery in the region and, consequently, their stock prices were trading with undemanding valuations. For example, we initiated a position in Samsung Fire & Marine, which we think is the highest-quality insurance company in its industry. The company is improving structurally as more profitable long-term products are introduced. Its stock valuation is attractive, and we believe it can continue to grow revenues and earnings at 10% to 15% over the next few years. Samsung Electronics, the portfolio’s largest holding, also generated credible results in the past six months as it has continued to take market share globally.

Taiwan, which is the third-largest allocation in the MSCI index, remains a significant portfolio underweight. For several years we felt that there were fewer solid growth opportunities in Taiwan than in the rest of the region. However, during the period we selectively increased our exposure, using market weakness to add positions in Taiwan Cement and Siliconware Precision. Taiwan Cement is attractively valued, trading at about 12 times earnings and yielding almost 5%, after its sharp share price decline. However, we believe that the stock price only reflects the company’s business in mainland China and ignores the potential for growth in Taiwan. Siliconware is the second-largest chip packager and tester in the world. The company is attractively valued and is benefiting from a pickup in demand.

The portfolio owned top-performing stocks in almost every country. In Indonesia, we have a large position in Astra International, which was a standout contributor. The company is the largest automotive manufacturer and distributor in Indonesia in partnership with several Japanese automakers. The portfolio’s largest financials holding is CIMB Group. Malaysia’s second-largest financial services provider was a strong contributor. The bank is taking market share and already serves about seven million customers through more than 600 locations in Malaysia, Singapore, Indonesia, and Thailand. CP ALL, the largest convenience store operator in Thailand with more than 5,200 7-Eleven locations, was another excellent performer. The company has generated stable improvement in revenues and earnings, is debt free, boasts a solid balance sheet, and has not been hurt by Thailand’s political problems.

OUTLOOK

Following one of the worst investment periods in a generation, Asian stocks have rallied for more than a year. Despite the large recent advance, we think Asia’s markets are reasonably priced compared with their longer-term compound growth potential. In our opinion, most of Asia’s economies remain fundamentally sound, and we continue to buy companies that we believe offer strong growth prospects. Emerging Asia continues to offer attractive growth opportunities within a global context, although valuations have edged substantially higher with stock prices over the past year.

China and India remain the most attractive economies in Asia, particularly given the backdrop of a challenging global environment. We like Chinese private-sector companies that can benefit from domestic consumption, which should be less affected by changes in regulation. As has been the case for some time, we favor Indian infrastructure companies that can benefit from a combination of higher projected government spending and those that can raise lower-cost capital, in part because India relies on foreign investments to support its growth. Additionally, we like companies in the consumer staples and consumer discretionary sectors that will benefit from rising domestic consumption in India.

In the near term, the risks of cyclical inflation and monetary tightening are rising in some markets, though this is simply a reflection of the strong economic growth. However, we remain confident in the long-term prospects for the region. Growth across Asia has recovered more quickly than in most mature markets and should remain strong, given the improvement in domestic demand and the global economic backdrop. Although the gradual withdrawal of credit availability in China could be a near-term negative, we think that over the longer term it is necessary to maintain stable growth and that it is now largely being priced into stocks after a period of underperformance compared with the rest of Asia.

We believe that successful long-term investing demands disciplined adherence to an investment philosophy and keeping an eye on valuation. The ability to see through short-term momentum, keep the big picture in perspective, and focus on the underlying fundamentals are the cornerstones of our investing process. We intend to continue concentrating on our core strength—finding companies with strong management, sustainable earnings growth, and reasonable valuations, resulting in a portfolio of high-quality companies. As always, we remain committed to identifying the themes and emerging trends that are shaping the investment landscape in order to find the region’s best growth companies.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 19, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 14.39	$ 8.01	$ 25.16	$ 13.87	$ 11.31	$ 8.82
Investment activities						
Net investment income	0.02	0.09	0.39	0.26	0.21	0.15
Net realized and unrealized gain (loss)	2.66	6.69	(15.61)	12.83	3.19	2.39
Total from investment activities	2.68	6.78	(15.22)	13.09	3.40	2.54
Distributions						
Net investment income	(0.08)	(0.40)	(0.19)	(0.21)	(0.12)	–
Net realized gain	(0.04)	–	(1.75)	(1.59)	(0.72)	(0.05)
Total distributions	(0.12)	(0.40)	(1.94)	(1.80)	(0.84)	(0.05)
Redemption fees added to paid-in capital	–	–	0.01	–	–	–
NET ASSET VALUE						
End of period	**$ 16.95**	**$ 14.39**	**$ 8.01**	**$ 25.16**	**$ 13.87**	**$ 11.31**

Ratios/Supplemental Data						
Total return(1)	**18.68%**	**88.57%**	**(65.12)%**	**105.57%**	**31.58%**	**28.91%**
Ratio of total expenses to average net assets	0.97%(2)	1.01%	0.96%	0.93%	1.05%	1.05%
Ratio of net investment income to average net assets	0.23%(2)	0.83%	2.35%	1.53%	1.63%	1.38%
Portfolio turnover rate	24.6%	59.6%	55.4%	53.4%	76.3%	55.9%
Net assets, end of period (in millions)	$ 4,318	$ 3,619	$ 1,828	$ 5,913	$ 1,883	$ 1,286

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

CHINA 28.5%

Common Stocks 27.6%

	Shares	Value
Alibaba.com (HKD) (1)	21,928,000	41,579
Baidu, ADR (USD) (2)	42,300	29,157
China Citic Bank (HKD)	70,228,000	45,930
China Merchant Bank, H Shares (HKD) (1)	14,546,814	35,781
China Pacific Insurance, H Shares (HKD)	13,003,400	53,249
China Unicom Hong Kong (HKD) (1)	38,536,000	48,014
China Yurun Food (HKD) (1)	20,446,000	62,212
Ctrip.com International, ADR (USD) (2)	1,460,000	53,319
Digital China Holdings (HKD)	9,261,000	13,521
Guangshen Railway, H Shares (HKD) (1)	53,584,000	20,899
Hengan International (HKD)	11,271,500	86,293
Mindray Medical International, ADR (USD) (1)	1,195,900	45,683
New Oriental Education & Technology, ADR (USD) (1)(2)	281,500	26,340
Nine Dragons Paper (HKD) (1)	24,749,000	41,628
Ports Design (HKD)	8,321,500	20,468
Ruinian International (HKD) (2)	27,839,000	19,422
Shandong Weigao Group Medical Polymer, H Shares (HKD)	5,716,000	26,941
Sina (USD) (2)	1,552,600	56,980
Sinofert Holdings (HKD) (1)	65,538,000	35,186
Tencent (HKD)	4,827,400	99,102
Tsing Tao Brewery, H Shares (HKD)	13,470,000	66,364
Uni President China Holdings (HKD) (1)	61,039,000	34,168
Want Want China Holdings (HKD)	46,888,000	34,952
Wumart Stores, H Shares (HKD) (1)(3)	30,881,000	66,546
Xinao Gas Holdings (HKD)	28,950,000	87,313
Yingde Gases (HKD) (2)	35,695,000	39,273
		1,190,320

Common Stocks - China A-shares 0.9% (4)

	Shares	Value
Shenzhen Development Bank (2)	2,714,667	8,091

Yunnan Baiyao	3,136,422	30,100
		38,191
Total China (Cost $769,952)		1,228,511

HONG KONG 2.2%

Common Stocks 2.2%

Boc Hong Kong	12,739,000	30,818
China Resources Gas Group (1)	14,518,000	21,627
Kerry Properties (1)	9,021,500	41,501
Total Hong Kong (Cost $74,112)		93,946

INDIA 26.5%

Common Stocks 26.5%

Adani Power (2)	8,183,870	23,026
AIA Engineering	1,358,244	12,008
Allied Digital Services (3)	3,354,278	18,874
Bajaj Auto	2,051,327	97,078
BF Investment (2)	1,645,409	6,662
BF Utilities (2)	1,645,409	33,083
Container Corporation of India	2,807,270	81,825
Educomp Solutions	1,770,324	27,173
Emami	2,197,966	31,933
Emami Infrastructure (2)	732,655	636
Exide Industries	19,388,599	53,392
Genpact (USD) (2)	1,962,900	33,134
GMR Infrastructure (2)	35,546,798	52,533
GVK Power & Infrastructure (2)	39,573,015	40,201
Housing Development Finance	331,639	20,972
IBN18 Broadcast (2)	5,891,249	12,467
IBN18 Broadcast, Equity Shares (2)	1,767,374	1,333
Infosys Technologies	734,166	44,779
ITC	6,717,135	40,147

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/10	Value 10/31/09
Allied Digital Services	$ 3,476	$ -	$ -	$ 18,874	$ 12,846
Phoenix Mills	-	-	-	36,543	24,259
Redington India	-	-	-	46,329	32,193
Rexit	-	-	85	2,384	2,701
Wumart Stores H Shares	-	5,636	733	66,546	61,353
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	171 ^	209,503	163,474
Totals			$ 989	$ 380,179	$ 296,826

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 354,678
Dividend income	989
Interest income	-
Investment income	$ 989
Realized gain (loss) on securities	$ 4,500
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,202,944)	$ 4,357,829
Foreign currency (cost $38,290)	38,331
Receivable for investment securities sold	13,369
Dividends and interest receivable	6,233
Receivable for shares sold	3,738
Cash	50
Other assets	14,192
Total assets	4,433,742
Liabilities	
Obligation to return securities lending collateral	58,049
Payable for investment securities purchased	24,188
Payable for shares redeemed	13,903
Investment management fees payable	2,872
Due to affiliates	288
Other liabilities	16,306
Total liabilities	115,606
NET ASSETS	$ 4,318,136
Net Assets Consist of:	
Undistributed net investment income	$ 2,421
Accumulated undistributed net realized loss	(405,481)
Net unrealized gain	1,153,878
Paid-in capital applicable to 254,737,339 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,567,318
NET ASSETS	$ 4,318,136
NET ASSET VALUE PER SHARE	$ 16.95

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less or for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund's financial instruments, based on the inputs used to determine their values on April 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2010. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2010, totaled $(37,000) for the six months ended April 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 90% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A-shares During the six months ended April 30, 2010, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2010, the value of loaned securities was $55,007,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $952,509,000 and $940,939,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $656,422,000 of unused capital loss carryforwards, which expire: $31,168,000 in fiscal 2016 and $625,254,000 in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $3,202,944,000. Net unrealized gain aggregated $1,153,878,000 at period-end, of which $1,284,785,000 related to appreciated investments and $130,907,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had deferred tax liability of $953,000 attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $1,382,000 for T. Rowe Price Services, Inc.; and $104,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $49,000 of Spectrum Funds’ expenses, of which $32,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2010, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft-dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and the fund’s total expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010